UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2017

HEALTH ADVANCE INC.

 (Exact name of registrant as specified in its charter)

Wyoming	333-177122	46-0525223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Rd. Suite D155 Las Vegas, NV 89103
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 702-943-0309

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: The purpose of this filing on Form 8-K/A is to replace and amend the Form 8-K that was previously filed on January 26, 2017. At the time of the filing, the edgar filer accidentally switched the documents and mistakenly filed the Form 8-K filed on October 19, 2016 instead of the intended new Form 8-K with the information contained below. Now aware of this error, the Company seeks to update and amend the original Form 8-K with the accurate information below.

Item 1.01    Entry into Material Definitive Agreement

Share Exchange Agreement

On January 16, 2017, Health Advance Inc. (the “Company”) closed a share exchange agreement (the “Share Exchange Agreement”) with Hantian Labs Limited., a corporation existing under the laws of the United Kingdom (“Hantian Labs”) to acquire all of the issued and outstanding shares of Hantian Labs. Pursuant to the Share Exchange Agreement, the Company has acquired from Hantian Labs one hundred percent (100%) interest in Hantian Labs and its controlling subsidiaries. In consideration for the Share Exchange Agreement, the Company issued 18,000,000 shares of its common stock, par value $.001 (the “Common Stock”) to the shareholders of Hantian Labs representing the purchase price of Hantian Labs.  Accordingly, the Company’s issued and outstanding number of common shares increased from 26,520,000 shares to 44,520,000 shares. In addition, Company has waived Hantian’s undertaking to raise a minimum financing of $250,000 for marketing of Hantian’s product line prior to closing.

The foregoing description of the terms of the Share Exchange Agreement are qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), which is incorporated by reference herein.

Item 2.01    Completion of Acquisition.

As described in Item 1.01, the Company acquired Hantian Labs pursuant to the Share Exchange Agreement. On January 16, 2017, Hantian Labs became a wholly-owned subsidiary of the Company. The disclosures in Item 1.01 of this Report regarding the Share Exchange Agreement is herein by reference in its entirety.

Description of Hantian Labs Limited

Hantian Labs (www.hantianlabs.com) is an emerging global leader in anti-ageing and vitality nutraceutical products. Developed by a team of research scientists, athletes and beauty professionals, the Hantian line of tablets uses state-of-the-art age reversal technology to diminish the signs of ageing, whilst enhancing, enriching and extending the lives of their consumers. Products, including GHBurn, Alpha Elite and Revitamar, are made at Hantian’s GMP ISO 9001 and Informed Sports certified facility in the United Kingdom with the strictest quality standards. Hantian products are Medicines & Healthcare Products Regulatory Agency (MHRA) approved. Hantian also has licenses issued by the Minister of Health for Canada, issued under the authority of section 7 of the Natural Health Products Regulations for its products GHBurn and Alpha Elite.

GHBurn is a scientifically proven powerful natural precursor to HGH (Human Growth Hormone), the body’s master hormone. It was uniquely designed to enhance the body’s hormonal system, which begins to deteriorate after the age of thirty. It increases testosterone production, lean muscle mass, enhances energy, alertness and libido, while decreasing fat production and cravings. GHBurn provides muscles with increased energy at the cellular level enhancing athletic performance and ability. Used daily, the unique proprietary blend of ingredients regulates male hormones, which in effect halts and more importantly reverses the aging process.

Alpha Elite is widely considered one of the ultimate supplements to combat natural testosterone deterioration and enhance overall male performance. It stimulates and intensifies all vigorous activity for the Alpha Elite male. Being stimulant free, it safely elevates your testosterone to new levels, whilst increasing your lean muscularity, vascularity and libido.

Item 3.02    Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

The shares of Common Stock issued in connection with the Share Exchange Agreement were offered and sold in a private transaction in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  Our reliance on Section 4(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offeree and us.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the closing of the Merger Agreement on January 16, 2017, the board of directors of the Company (the “Board”) appointed Christian Diesveld as a director of the Company. Mr. Diesveld is currently the Managing Director of Hantian Labs. Prior to co-founding Hantian Labs, Christian spent a total of sixteen years within the public marketplace, specializing in the marketing and financing of exchange-listed companies to all facets of the international investment community. Additionally, Mr. Diesveld spent the previous ten years in the role of Managing Director at Peritus Capital, a Toronto based Investor Relations firm. Having worked closely with corporations in the pharmaceutical, technology and resource sectors, Christian brings an abundance of experience and contacts from a wide range of sectors throughout the global marketplace.

As of the date of this Report, there has not been any material plan, contract or arrangement (whether or not written) to which any of our officers or directors are a party in connection with their appointments as officers or directors of the Company.

Family Relationships

There are no family relationships between Mr. Diesveld and any previous officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K or Item 404(a) of Regulation S-K.

Employment Agreement

The Company has not entered into any employment agreements with any of its officers.

Item 8.01    Other Events.

On January 17, 2017, the Company issued a press release announcing the closing of the Share Exchange Agreement with Hantian Labs Limited, a copy of which is attached as Exhibit 99.3 to this Report.

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

To be filed by amendment as Exhibit 99.1 to this Report and incorporated herein by reference are the Audited Financial Statements for Hantian Labs Limited, Inc.

(b) Pro Forma Financial Information.

To be filed by amendment as Exhibit 99.2 to this Report and incorporated herein by reference is unaudited pro forma combined financial information of Health Advance Inc.

(d) Exhibits:

Exhibit Number	Description
10.1	Share Exchange Agreement, dated October 13, 2016, by and among Health Advance Inc., Hantian Labs Limited.
99.1*	Audited Financial Statements for the year ended December 31, 2015 and 2016 for Hantian Labs Limited.
99.2*	Pro forma combined financial information of Health Advance Inc. and its newly acquired assets.
*	To be filed by amendment.
99.3	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH ADVANCE INC.

Date: April 21, 2017	By:	/s/ Jordan Starkman
Jordan Starkman